ANCHOR SERIES TRUST
Supplement to the Prospectus Dated May 1, 2010
Effective August 30, 2010, in the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers,” the portfolio management disclosure for Wellington Management Company, LLP with respect to the Government and Quality Bond Portfolio and Multi-Asset Portfolio is amended to delete all references to Christopher Gootkind. John C. Keogh will continue to serve as portfolio manager for the Government and Quality Bond Portfolio. The Multi-Asset Portfolio will continue to be managed by a team of portfolio managers, which includes, John C. Keogh, Matthew E. Megargel, CFA, Jeffrey L. Kripke, Francis J. Boggan, CFA, and Evan S. Grace, CFA.
Dated: September 1, 2010

Versions:	Class 1, Full Version & Version 4; Class 1,Versions 1, 2a and 2b; Version Class 1 & 3 Version 9; Combined Version 7; and Combined Full Version

ANCHOR SERIES TRUST
Supplement to the Statement of Additional Information dated May 1, 2010
Effective, August 30, 2010, under the heading PORTFOLIO MANAGERS, under the section Other Accounts, in regard to Wellington Management Company, LLP, the disclosure with respect to Christopher Gootkind is deleted in its entirety.
Dated: September 1, 2010